Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of the 28th day of September, 2004 (this “Amendment”), is made among DJ ORTHOPEDICS, LLC, a Delaware limited liability company (the “Borrower”), DJ ORTHOPEDICS, INC., a Delaware corporation (the “Parent”), the other Guarantors (as defined in the Credit Agreement referred to below) identified on the signature pages hereto, the Lenders (as defined in the Credit Agreement referred to below) identified on the signature pages hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS

A.            The Borrower, the Parent, the Lenders, the Administrative Agent, and the Syndication Agent and Documentation Agents identified therein are parties to a Credit Agreement, dated as of November 26, 2003 (as amended, the “Credit Agreement”), providing for the availability of certain credit facilities to the Borrower upon the terms and conditions set forth therein.  Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

B.            The Borrower has requested certain amendments to the Credit Agreement.  The Administrative Agent and the Lenders have agreed to make such amendments on the terms and conditions set forth herein.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS

1.1           Excess Cash Flow.  The definition of “Excess Cash Flow” in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the word “and” from the end of clause (b)(ix) thereof, (ii) replacing the period at the end of clause (b)(x) thereof with a comma and adding the word “and” immediately thereafter, and (iii) adding a new clause (b)(xi) thereof as follows:

“(xi) amounts paid by the Parent pursuant to Section 8.6(a)(vi) to purchase, redeem, retire or otherwise acquire shares of its Capital Stock.”

1.2           Stock Purchases.  Section 8.6(a) of the Credit Agreement is hereby amended by (i) deleting the word “and” from the end of clause (iv) thereof, (ii) replacing the period at the end of clause (v) thereof with a semicolon and adding the word “and” immediately thereafter, and (iii) adding a new clause (vi) thereof as follows:

“(vi)        in addition to transactions permitted under clause (v) above, the Borrower may declare and make dividend payments and other distributions to the Parent to enable the Parent to purchase, redeem, retire or otherwise acquire shares of its Capital Stock (or options or rights to acquire its Capital Stock) in an aggregate cash amount not exceeding $20,000,000 for all such purchases, redemptions, retirements and acquisitions from and after September 28, 2004, so long as, immediately after giving pro forma effect thereto, (A) no Default or Event of Default shall have occurred and be continuing, and (B) the Borrower shall have not less than $25,000,000 in a combination of (x) Unutilized Revolving Credit Commitments plus (y) Cash and Cash Equivalents in one or more deposit and/or securities accounts with the Administrative Agent or an Affiliate thereof or with a branch of a bank or other financial institution located in the United States, in and upon which accounts and the contents thereof (and all proceeds of the foregoing) the Administrative Agent, for the benefit of itself and the Lenders, has a Lien and security interest at all times prior and superior to all other Liens (other than Liens of the types described in Sections 8.3(v), 8.3(vi), 8.3(viii) and 8.3(ix)).”

ARTICLE II

REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Credit Parties represents and warrants to the Administrative Agent and the Lenders as follows:

2.1           Representations and Warranties.  Both immediately before and after giving effect to this Amendment, all representations and warranties of the Credit Parties contained herein, in the Credit Agreement (as amended hereby) and in the other Credit Documents qualified as to materiality are true and correct and those not so qualified are true and correct in all material respects (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct (if qualified as to materiality) or true and correct in all material respects (if not so qualified), in each case as of such date).

2.2           No Default.  Both immediately before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

ARTICLE III

CONDITIONS PRECEDENT

3.1           Conditions of Effectiveness.  This Amendment shall become effective as of the date when the Administrative Agent shall have received an executed counterpart hereof from each of the Credit Parties and the Required Lenders.

2

ARTICLE IV

ACKNOWLEDGEMENT AND CONFIRMATION OF CREDIT PARTIES

Each of the Guarantors hereby acknowledges and consents to all of the terms and conditions of this Amendment and agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor’s obligations under the Guaranty Agreement and the other Credit Documents to which it is a party.  Further, each of the Credit Parties hereby (i) confirms its pledge of and grant of a security interest in all of its Collateral to the Administrative Agent made pursuant to the Security Agreement, the Pledge Agreement and the other Credit Documents to which it is a party, (ii) further confirms and agrees that, after giving effect to this Amendment, the Credit Agreement, the Notes, the Guaranty Agreement, the Security Agreement, the Pledge Agreement and the other Credit Documents to which it is a party remain in full force and effect and enforceable against such Credit Party in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect, and (iii) represents and warrants to the Administrative Agent and the Lenders that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Credit Documents, or if such Credit Party has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Amendment.  Each of the Guarantors further waives any defense to its guaranty liability occasioned by this Amendment.  This acknowledgement and confirmation by each of the Credit Parties is made and delivered to induce the Administrative Agent and the Lenders to enter into this Amendment, and each Credit Party acknowledges that the Administrative Agent and the Lenders would not enter into this Amendment in the absence of the acknowledgement and confirmation contained herein.

ARTICLE V

MISCELLANEOUS

5.1           Governing Law.  This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligations Law, but excluding all other choice of law and conflicts of law rules).

5.2           Full Force and Effect.  Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof.  As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this Amendment.  Any reference to the Credit Agreement or any of the other Credit Documents herein or in any such documents shall refer to the Credit Agreement and Credit Documents as amended hereby.  This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein.  This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3

5.3           Expenses.  The Borrower agrees on demand (i) to pay all reasonable fees and expenses of counsel to the Administrative Agent, and (ii) to reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses, in each case, in connection with the preparation, negotiation, execution and delivery of this Amendment and the other Credit Documents delivered in connection herewith.

5.4           Severability.  To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

5.5           Successors and Assigns.  This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

5.6           Construction.  The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

5.7           Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

DJ ORTHOPEDICS, LLC

By:

Title:

DJ ORTHOPEDICS, INC.

By:

Title:

DJ ORTHOPEDICS CAPITAL CORPORATION

By:

Title:

DJ ORTHOPEDICS DEVELOPMENT CORPORATION

By:

Title:

[signatures continued on following pages]

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:

Title:

[NAME OF INSTITUTION]

By:

Title: